Exhibit 99(i)
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                        CONNECTICUT NATURAL GAS CORPORATION
                            Annual Report on Form 10-K
                                   Exhibit Index

                       Fiscal Year Ended September 30, 1993

                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     99(i)        Exhibit Index                                    Ex-99.1

      3(i)        Charter of the Company and All Amendments        Ex-3.1
                  Thereto

     10(xxxvii)   Steam and Chilled Water Supply Agreement         Ex-10.37
                  between Capitol District Energy Center
                  Cogeneration Associates and Energy
                  Networks, Incorporated

     10(xxxviii)  Service Agreement #89102 (Rate Schedule          Ex-10.38
                  AFT-1) between the Company and Algonquin
                  Gas Transmission Company

     10(xxxix)    Service Agreement #93005 (Rate Schedule          Ex-10.39
                  AFT-1) between the Company and Algonquin
                  Gas Transmission Company
     10(xl)       Service Agreement #93205 (Rate Schedule          Ex-10.40
                  AFT-1) between the Company and Algonquin
                  Gas Transmission Company

     10(xli)      Service Agreement #93305 (Rate Schedule          Ex-10.41
                  AFT-1) between the Company and Algonquin
                  Gas Transmission Company

     10(xlii)     Service Agreement #93404 (Rate Schedule          Ex-10.42
                  AFT-1) between the Company and Algonquin
                  Gas Transmission Company

     10(xliii)    Service Agreement #9B103 (Rate Schedule          Ex-10.43
                  AFT-1) between the Company and Algonquin
                  Gas Transmission Company

     10(xliv)     Service Agreement #9W005 (Rate Schedule          Ex-10.44
                  AFT-1) between the Company and Algonquin
                  Gas Transmission Company

     10(xlv)      Service Agreement between the Company and        Ex-10.45
                  Transcontinental Gas Pipe Line Corporation

     10(xlvi)     Service Agreement (Rate Schedule CDS)            Ex-10.46
                  between the Company and Texas Eastern
                  Transmission Corporation

     10(xlvii)    Service Agreement #800341 (Rate Schedule         Ex-10.47
                  FT-1) between the Company and Texas
                  Eastern Transmission Corporation

     10(xlviii)   Service Agreement #800294 (Rate Schedule         Ex-10.48
                  FT-1) between the Company and Texas
                  Eastern Transmission Corporation
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                                                                  Exhibit 99(i)
                                                                    Page 2 of 2
                        CONNECTICUT NATURAL GAS CORPORATION
                            Annual Report on Form 10-K
                             Exhibit Index (concluded)

                       Fiscal Year Ended September 30, 1993


                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     10(xlix)     Service Agreement #800295 (Rate Schedule         Ex-10.49
                  FT-1) between the Company and Texas
                  Eastern Transmission Corporation

     10(l)        Service Agreement #400148 (Rate Schedule         Ex-10.50
                  SS-1) between the Company and Texas
                  Eastern Transmission Corporation

     10(li)       Service Agreement #400149 (Rate Schedule         Ex-10.51
                  SS-1) between the Company and Texas
                  Eastern Transmission Corporation

     10(lii)      Service Agreement #400150 (Rate Schedule         Ex-10.52
                  SS-1) between the Company and Texas
                  Eastern Transmission Corporation
     10(liii)     Service Agreement (Rate Schedule FTNN)           Ex-10.53
                  between the Company and CNG Transmission
                  Corporation

     10(liv)      Service Agreement (Rate Schedule GSS)            Ex-10.54
                  between the Company and CNG Transmission
                  Corporation

     11           Computation of Consolidated Primary and          Ex-11
                  Fully Diluted Earnings Per Share

     21           Subsidiaries of the Registrant                   Ex-21

     23           Consent of Independent Public Accountants        Ex-23

     24           Power of Attorney                                Ex-24

     99(ii)       Requirements of Form 11-K for the                Ex-99.2
                  Connecticut Natural Gas Corporation
                  Employee Savings Plan

     99(iii)      Requirements of Form 11-K for the                Ex-99.3
                  Connecticut Natural Gas Corporation Union
                  Employee Savings Plan
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